UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2021

Item #1. Reports to Stockholders.

INDEX	Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund (the “Clifford Capital Funds”)

ANNUAL REPORT

For the Year Ended September 30, 2021

Clifford Capital Partners Fund

Clifford Capital Focused Small Cap Value Fund

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited)

Clifford Capital Partners Fund Performance

	Average Annual Returns as of September 30, 2021
	1-Year	3-Year	5-Year	Inception (1/30/2014)	Total Return, Since Inception (1/30/2014)
Institutional Class (CLIFX)	42.63%	10.88%	11.72%	11.96%	137.80%
Investor Class (CLFFX)	42.29%	10.64%	11.48%	11.74%	134.18%
Russell 3000® Value[1]	36.64%	9.94%	10.94%	9.88%	106.01%

	Average Annual Returns as of September 30, 2021
	1-Year	3-Year	5-Year	Inception (10/17/2019)	Total Return, Since Inception (10/17/2019)
Super Institutional Class (CLIQX)	42.74%	n/a	n/a	18.27%	38.83%
Russell 3000® Value	36.64%	n/a	n/a	13.88%	28.95%

Expense Ratio Gross/Net: CLIFX 1.42%/0.90%; CLFFX 1.61%/1.15%; CLIQX 1.35%/0.82%

1The Russell 3000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return).

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

Clifford Capital Focused Small Cap Value Fund Performance

	Average Annual Returns as of September 30, 2021
	1-Year	3-Year	5-Year	Inception (10/1/2019)	Total Return, Since Inception (10/1/2019)
Institutional Class (FSVVX)	54.02%	n/a	n/a	18.04%	39.34%
Russell 2000® Value[2]	63.92%	n/a	n/a	19.23%	42.04%

	Average Annual Returns as of September 30, 2021
	1-Year	3-Year	5-Year	Inception (1/31/2020)	Total Return, Since Inception (1/31/2020)
Super Institutional Class (FSVQX)	54.10%	n/a	n/a	22.31%	39.87%
Investor Class (FSVRX)	53.71%	n/a	n/a	21.96%	39.20%
Russell 2000® Value	63.92%	n/a	n/a	20.27%	35.89%

Expense Ratio Gross/Net: FSVVX 3.01%/1.05%; FSVQX 2.93%/0.97%; FSVRX 3.30%/1.30%

Clifford Capital Partners, LLC (the “Adviser”) has contractually agreed to reduce fees and/or reimburse certain Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund expenses until January 31, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 628-4077. Short term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.

Invitation to Visit the Funds’ Website at www.cliffordcap.com

In an effort to communicate with all shareholders, we invite you to bookmark the Clifford Capital website at www.cliffordcap.com where you may find quarterly commentary and other information relevant to the Funds. We hope you find this additional information insightful and instructive.

2The Russell 2000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return).

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

Performance Summary

Both the Clifford Capital Partners Fund (“Partners Fund”) and the Clifford Capital Focused Small Cap Value Fund (“FSCV Fund”) posted strong total returns during the annual period October 1, 2020 – September 30, 2021, even though the FSCV Fund underperformed its benchmark during the 12-month period. The Funds have performed well since the bottom of the pandemic-related stock declines of 2020, benefiting, in our opinion, from a strong economic recovery and from very compelling stock valuations. The Funds’ Deep Value stocks performed very well over the past twelve months but meaningfully underperformed during the last fiscal quarter (June 30 – September 30, 2021). We continue to believe the Funds’ Deep Value stocks are particularly attractive in today’s market environment and both Funds’ weighting in them remains near historic highs as of September 30, 2021.

The bright side of the recent bout of volatility during this last quarter is that we see significant long-term promise for our strategies, given the current valuations of the Funds today – some of the best values we’ve seen since the pandemic-fueled market declines in 2020. Based on our internal measures, we believe the Funds are trading at a very attractive valuation today and we are excited about each Fund’s potential.

Observations: Tailwinds to Headwinds to . . . Tailwinds??

After a strong beginning to the fiscal year when the Funds and value strategies in general outperformed growth strategies (a favorable tailwind), we observed a sharp reversal away from value stocks and towards growth stocks that began in June 2021 and ended up lasting through August. There were several reasons widely cited for the swing in the market’s preference away from value during this period: the Delta variant of the coronavirus and its effects on economic growth, lower market interest rates and less concern about inflationary pressures, and less concern about a faster-than-expected Fed tightening cycle. However, in September 2021, investor expectations for many of these issues reversed again with renewed concern about inflationary pressures spurring higher market interest rates, a decline in nationwide virus cases bringing renewed economic optimism, and the Fed signaling that they are almost ready to reduce their influence in the marketplace. This whipsaw in expectations led to another sharp reversal in the value/growth trade back towards value. We think it’s fascinating how quickly investor expectations and preferences can change!

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

We strive to maintain an attractive portfolio of stocks in both Funds at all times, whether value is in-or-out of favor with the marketplace. We think this discipline should produce solid long-term returns, even though the Funds may occasionally may hit short-term performance “turbulence” when a market-driven headwind is stronger than normal.

Market Study

To illustrate some of our market observations and the see-saw between value and growth, we performed an analysis on the Russell 3000 index3 (a good proxy for the entire U.S. stock market) using the constituents and valuation data from September 30, 2020, the start of the fiscal year. We segmented the index into five equal groups (quintiles) based on valuation ratios—a combination of price/book and enterprise value/sales ratios, both of which we believe are less vulnerable to fluctuations in earnings/cash flows, given the effects of the 2020 pandemic-related shutdown on many companies’ results. We also looked at the constituent performance based on market capitalization. Below are a few observations from this study.

The Performance See-Saw between the Least Expensive and Most Expensive Stocks and between Smaller and Larger Companies

Valuation Quintile	1-year	June, July, August	Sept.
Highest Valuations	30.3%	7.1%	-5.5%
2nd	40.7%	4.0%	-4.0%
3rd	46.9%	-0.6%	-2.9%
4th	62.2%	-1.3%	-1.7%
Lowest Valuations	98.2%	-1.6%	-0.4%

Market Cap (as of Sept. 30, 2020)	1-year	June, July, August	Sept.
>$100B	24.4%	7.7%	-4.5%
$50–100B	27.9%	3.0%	-4.8%
$15–50B	35.2%	6.5%	-4.6%
$5–15B	41.0%	2.8%	-3.4%
$1–5B	54.0%	0.4%	-2.5%
<$1B	70.2%	0.3%	-2.4%

3The Russell 3000® Index is a capitalization-weighted index which is comprised of the stocks within the Russell 1000® and the Russell 2000® Indices. This index of securities represents approximately 98% of the investable U.S. equity market. Numbers presented include the reinvestment of dividends (total return).

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

As is evident from the tables above, U.S. stocks with lower valuations meaningfully outperformed stocks with higher valuations over the last year (tailwind to the Funds, both of which focus on less expensive stocks) and smaller stocks outperformed larger ones (tailwind to both Funds, given that almost two-thirds of the Partners Fund as of September 30 is invested in companies with less than a $15B market capitalization). Then both factors underperformed in the June-August timeframe (headwind to the Funds), before reverting again in September (tailwind). We noted that the June-August market conditions were particularly harsh as it related to the Funds’ Deep Value investments, which typically have low valuations and are often found among the market’s least expensive stocks.

After several quarters of solid outperformance, the Deep Value sleeves of the Funds meaningfully underperformed both of their respective Core Value sleeves and their benchmarks during the last fiscal quarter (June – September 2021). Despite this pullback, we continue to see the best values in today’s marketplace in smaller Deep Value stocks that are either: 1) continuing to recover from pandemic-related weakness; or 2) are considered to be cyclically or secularly challenged but are undergoing meaningful fundamental changes that are underappreciated. We believe the latter group of companies have been trading at low valuations for several years, given the market’s appetite for growth and strong “story” stocks, especially among larger companies (and quite frankly a good story lately tends to result in a large-cap stock!).

We remain positive on our Deep Value investments and believe their prospects are better than the market expects, which we believe should become obvious as our Key Thesis Points™ come to fruition. As such, we think this recent downdraft in smaller companies and lower-valued companies has led to an attractive valuation for the Funds today, both of which continue to hover near all-time high weightings in Deep Value investments.

Interest Rates and the Spread between Value and Growth

One explanation for the outperformance of less expensive stocks over more expensive stocks over the past year is higher interest rates, reflective of a stronger economy and higher inflation expectations. As such, we looked at the relationship between the 10-year Treasury rate and the performance of cheap vs. expensive stocks:

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

The Least Expensive U.S. Stocks Outperformed the Most Expensive Stocks as Interest Rates Rose

As the chart above illustrates, the 20% of the market that had the lowest valuations (a decent proxy for Value stocks) outperformed the highest valued 20% (a decent proxy for Growth stocks) while the 10-year Treasury interest rate increased over the past year. Then in May after the 10-year Treasury rate stalled and began declining, the more expensive stocks outperformed during the months of June, July and August (difficult months for the Funds as well).

While this chart is only a one-year time period and we do not place undue emphasis on any short-term market reactions, we believe the correlation between interest rates and the outperformance of low valuation stocks vs. high valuation stocks looks remarkable. Quite simply, this shows that over the recent past, higher interest rates and value outperformance have gone hand in hand. And we believe that this makes sense for the future as well.

We think one of the primary drivers of the 10-year Treasury rate is inflation expectations (and likely the Fed’s treasury bond purchasing activity as well, but we’ll save that discussion for another day), which we believe is positively correlated to outperformance of strategies focused on low-valuation stocks (a good way to think of “value” investing). We think inflationary conditions would favor lower valued stocks compared to higher valued stocks because they are essentially shorter duration assets with more cash flows in the near future (cash received tomorrow is more valuable than cash received 10 years from now in inflationary environments). As such, we think the correlation shown in the above chart makes intuitive sense if interest rate increases are a reflection of inflation expectations.

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

Recent data—and firsthand experience—has shown that elevated inflation is already present in the U.S., and surveys have revealed that consumer inflation expectations are among the highest in decades. Additionally, almost all of the companies we have invested in, or follow closely, have expressed concern about inflationary pressures affecting their businesses, leading to increased prices for their goods and services. Wages are increasing, prices are increasing, and consumers and businesses expect more of the same. No doubt, we believe inflation is here already!

We don’t have a strong opinion about whether inflation will get worse or better, but we certainly wouldn’t risk your money—or our own—on investments that would require a low interest-rate environment or low inflation for a high probability of success.

We think the Funds near all-time high Deep Value weighting is consistent with an inflationary environment, given that we believe Deep Value investments are among the lowest duration investments in the U.S. stock market. Additionally, we believe our Core Value investments possess strong pricing power, allowing them to pass along the costs of inflation over time. Quite simply, we believe value strategies like the Funds are a prudent way to invest in an inflationary environment and we believe the Funds are well positioned for higher inflation.

Some Final Comments About Volatility

We have noted that the Funds’ results lately have been more volatile than we would normally expect. We attribute some of this to the “see-saw” in investor preferences between low- and high-valuation companies that we referenced earlier, along with the Funds’ high weightings in smaller companies, which tend to have inherently higher volatility. And, of course, there’s the occasional volatility that comes from good old-fashioned underperforming stocks. Additionally, a concentrated, high conviction strategy like the one the Funds employ is, in our opinion, a prudent way to generate long-term outperformance, but it can result in significant short-term deviations from its benchmark because the Funds are not designed to look or act like their benchmark. The Partners Fund’s and FSCV Fund’s Active Share as of September 30, 2021, was ~95% and 99%, respectively (100% would mean literally zero overlap with the benchmark’s holdings and 0% would mean a perfect match with benchmark weightings).

Even though we ultimately believe that volatility is the friend of the long-term investor because of the opportunities it can provide, we acknowledge that it can be uncomfortable at times. At Clifford Capital, we are willing to risk short-term volatility or short-term underperformance for the sake of generating solid long-

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

term risk-adjusted results. Consistent with our contrarian nature, we believe some of the best long-term investment opportunities are often disguised in the short-term as volatile, out of favor, or underperforming investments.

To illustrate the recent volatility of smaller stocks (a picture is worth a thousand words), the chart below shows the relative daily performance of the S&P 500 (proxy for large cap U.S. stocks) vs. the Russell 2000 Value (the FSCV Fund’s benchmark and a proxy for small cap value stocks) over the past 25 years. As you’ll see with a quick glance, the volatility between these two groups of stocks has been historically high lately.

Source: Bloomberg

We think the comparison between the S&P 500’s performance and that of the Russell 2000 Value is a good representation of the investor experience with the Funds lately. We believe it feels like the Funds are a lot more volatile lately because compared against the widely followed S&P 500 (or “the market” that the press, your favorite financial website, and your neighbors and friends talk about) they have been! But we don’t think this is typical behavior. And the Funds don’t look or behave like their benchmark lately because they don’t mimic their benchmarks very much at all (see the Active Share discussion above). That is also intentional because we actively manage the Funds and have no intentions of looking or acting like our benchmarks (an investor can buy an index fund if they are looking for that type of exposure).

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

We also acknowledge that market conditions have been volatile with market participants rotating between styles (value/growth), sizes (small/large), factors, and sectors. Sometimes these rotations have been violent in short-term periods as we’ve witnessed recently. We believe there is significant uncertainty today in the aftermath of a global pandemic and unprecedented government intervention, which has led to wide discrepancies in the valuations of various subsets of the market. We also believe that the recent volatility (for good and bad) is reflective of this uncertainty. We will continue to focus on individual companies and the Key Thesis Points™ that we believe can drive their fundamentals above investor expectations. We are confident that this approach is prudent over the long-term and we’ll strive to take advantage of short-term volatility to improve the long-term prospects of the Funds.

Overall, we feel good about the positioning and the valuation levels of the Funds today. We believe recent volatility and the recent downdraft toward the end of the fiscal year has led to the Funds being attractively valued at the end of September, and we believe both Funds are well positioned for solid long-term returns.

Final Comments

Thank you for your investment in the Funds. We have high conviction in the Funds’ stocks, and we are invested alongside you. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA
Principal and Portfolio Manager
Clifford Capital Partners, LLC

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds, and it may be obtained by calling (800) 628-4077, or by going to the Clifford Capital Partners Funds’ website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

ANNUAL REPORT

Clifford Capital Funds

Shareholder Letter (unaudited) - continued

Information about Risk

Risks of Investing in Equity Securities. Overall stock market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Funds’ investments goes down, your investment in the Funds decreases in value and you could lose money.

Risks of Small-Cap and Mid-Cap Securities. Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

Risks of Large-Cap Securities. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Funds’ value may not rise as much as the value of funds that emphasize companies with smaller capitalizations.

Focused Investment Risk. The Funds are focused funds and generally holds stocks of between only 25 and 35 companies. Focused funds may invest a larger portion of their assets in the securities of a single issuer compared to a more diversified fund. Focusing investments in a small number of companies may subject the Funds to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Funds’ value and total return.

Sector Risk. The Funds may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors.

Management Style Risk. Because the Funds invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Funds’ performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

The Clifford Capital Partners Funds are distributed by First Dominion Capital Corp., Member FINRA/SIPC

ANNUAL REPORT

Clifford Capital Partners Fund

COMPARISON OF $10,000 INVESTMENT IN CLIFFORD CAPITAL PARTNERS FUND INVESTOR SHARES VS. THE RUSSELL 3000® VALUE INDEX (unaudited)

$25
$20
$15
$10
Thousands
$23,418
$20,622
01/31/14
09/30/14
09/30/15
09/30/16
09/30/17
09/30/18
09/30/19
09/30/20
09/30/21
Clifford Capital Partners Fund
Russell 3000® Value Index

Past performance is not predictive of future performance.

	Total Return	Average Annual Return
			Since Inception
	One Year Ended 9/30/2021	Five Years Ended 9/30/2021	01/31/2014 to 09/30/2021	10/17/2019 to 9/30/2021
Clifford Capital Partners Fund - Investor:	42.29%	11.48%	11.74%	N/A
Clifford Capital Partners Fund - Institutional:	42.63%	11.72%	11.96%	N/A
Clifford Capital Partners Fund -Super Institutional:	42.74%	N/A	N/A	18.27%
Russell 3000® Value Index:	36.64%	10.94%	9.90%	14.11%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 3000® Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Clifford Capital Partners Fund

Portfolio Compositionas of September 30, 2021 (unaudited)

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Financials	22.80%
Information Technology	19.57%
Consumer Discretionary	15.13%
Health Care	11.83%
Industrials	11.63%
Consumer Staples	7.59%
Materials	4.69%
Energy	4.17%
Money Market Fund	2.44%
99.85%

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Schedule of InvestmentsSeptember 30, 2021

	Shares	Fair Value
COMMON STOCKS – 97.41%

CONSUMER DISCRETIONARY – 15.13%
AutoZone, Inc.*	1,350	$2,292,286
Big Lots, Inc.	25,700	1,114,352
eBay, Inc.	20,000	1,393,400
Perdoceo Education Corp.*	104,400	1,102,464
Qurate Retail, Inc. - Class A	167,000	1,701,730
		7,604,232

CONSUMER STAPLES – 7.59%
General Mills, Inc.	33,200	1,986,024
The Kraft Heinz Company	49,700	1,829,954
		3,815,978

ENERGY – 4.17%
KLX Energy Services Holdings, Inc.*	88,700	422,212
Schlumberger Ltd.	56,500	1,674,660
		2,096,872

FINANCIALS – 22.80%
American Express Co.	11,800	1,976,854
CIT Group, Inc.	42,600	2,213,070
Community Trust Bancorp, Inc.	42,300	1,780,830
CVB Financial Corp.	80,000	1,629,600
First Hawaiian, Inc.	80,200	2,353,870
Westamerica Bancorporation	26,800	1,507,768
		11,461,992

HEALTH CARE – 11.83%
Cardinal Health, Inc.	32,900	1,627,234
Change Healthcare, Inc.*	66,700	1,396,698
GlaxoSmithKline PLC ADR	49,000	1,872,290
Johnson & Johnson	6,500	1,049,750
		5,945,972

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Schedule of Investments - continuedSeptember 30, 2021

	Shares	Fair Value
INDUSTRIALS – 11.63%
HNI Corp.	24,300	$892,296
Pitney Bowes Inc.	208,300	1,501,843
Raytheon Technologies Corp.	20,300	1,744,988
Stericycle, Inc.*	25,100	1,706,047
		5,845,174

INFORMATION TECHNOLOGY – 19.57%
CDK Global, Inc.	54,800	2,331,740
Cisco Systems, Inc.	21,400	1,164,802
DXC Technology Co.*	52,400	1,761,164
EVERTEC, Inc.	47,900	2,189,988
NCR Corp.*	61,600	2,387,616
		9,835,310

MATERIALS – 4.69%
Compass Minerals International, Inc.	18,500	1,191,400
Sealed Air Corp.	21,300	1,167,027
		2,358,427

TOTAL COMMON STOCKS – 97.41%
(Cost: $ 40,696,449)		48,963,957

MONEY MARKET FUNDS – 2.44%
Federated Institutional Prime Obligations Fund Institutional Class 0.02%**	1,228,377	1,228,868
(Cost: $ 1,228,868)

TOTAL INVESTMENTS – 99.85%
(Cost: $ 41,925,317)		50,192,825
Assets in excess of liabilities 0.15%		73,738
NET ASSETS – 100.00%		$50,266,563

*Non-Income producing

**Effective 7 day yield as of September 30, 2021

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

ANNUAL REPORT

Clifford Capital Focused
Small Cap Value Fund

COMPARISON OF $10,000 INVESTMENT IN
CLIFFORD CAPITAL FOCUSED SMALL CAP FUND
INSTITUTIONAL SHARES VS.
THE RUSSELL 2000® VALUE INDEX (unaudited)
$150
$140
$130
$120
$110
$100
$90
$80
Thousands
$13,953
$13,934
10/01/19
09/30/19
09/30/21
Past performance is not predictive of future performance.
Clifford Capital Focused Small Cap Value Fund
Russell 2000® Value Index

	Total Return
	One Year Ended	Since Inception
	9/30/2021	10/01/2019 to 9/30/2021	01/31/2020 to 9/30/2021
Clifford Capital Focused Small Cap Fund - Institutional:	54.02%	18.04%	N/A
Clifford Capital Focused Small Cap Fund - Investor:	53.71%	N/A	21.96%
Clifford Capital Focused Small Cap Fund - Super Institutional:	54.10%	N/A	22.31%
Russell 2000® Value Index:	63.92%	18.12%	18.73%

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

The Russell 2000® Value Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund

Portfolio Compositionas of September 30, 2021 (unaudited)

Holdings by Sector/Asset Class	% of Net Assets
Common Stocks:
Financials	25.91%
Information Technology	17.66%
Industrials	16.88%
Consumer Discretionary	13.46%
Health Care	6.77%
Materials	6.63%
Communication Services	6.19%
Consumer Staples	3.25%
Energy	1.07%
Money Market Fund	3.73%
101.55%

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund

Schedule of InvestmentsSeptember 30, 2021

	Shares	Fair Value
COMMON STOCKS – 97.82%

COMMUNICATIONS SERVICES – 6.19%
AMC Networks - Class A*	7,280	$339,175
Millicom International Cellular S.A.*	10,600	383,190
		722,365

CONSUMER DISCRETIONARY – 13.46%
Big Lots, Inc.	6,810	295,282
Chico’s FAS, Inc.*	57,830	259,657
Perdoceo Education Corp.*	33,260	351,226
Qurate Retail, Inc. - Class A	39,200	399,448
Urban Outfitters, Inc.*	8,910	264,538
		1,570,151

CONSUMER STAPLES – 3.25%
Fresh Del Monte Produce Inc.	11,760	378,907

ENERGY – 1.07%
KLX Energy Services Holdings, Inc.*	26,190	124,664

FINANCIALS – 25.91%
Community Trust Bancorp, Inc.	11,940	502,674
CVB Financial Corp.	20,790	423,492
First Hawaiian, Inc.	15,140	444,359
Hancock Whitney Corp.	7,860	370,363
Stewart Information Services Corp.	7,450	471,287
WesBanco, Inc.	11,710	399,077
Westamerica Bancorporation	7,340	412,948
		3,024,200

HEALTH CARE – 6.77%
Change Healthcare Inc.*	16,070	336,506
NextGen Healthcare, Inc.*	32,150	453,315
		789,821

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Focused Small Cap Value Fund

Schedule of Investments - continuedSeptember 30, 2021

	Shares	Fair Value
INDUSTRIALS – 16.88%
Forward Air Corp.	4,890	$405,968
HNI Corp.	10,190	374,177
Pitney Bowes Inc.	57,190	412,340
Stericycle, Inc.*	6,120	415,976
Thermon Group Holdings, Inc.*	20,850	360,914
		1,969,375

INFORMATION TECHNOLOGY – 17.66%
CDK Global, Inc.	13,630	579,956
DXC Technology Co.*	13,980	469,868
Evertec, Inc.	10,370	474,116
NCR Corp.*	13,860	537,214
		2,061,154

MATERIALS – 6.63%
Compass Minerals International, Inc.	6,120	394,128
Sealed Air Corp.	6,930	379,695
		773,823

TOTAL COMMON STOCKS – 97.82%
(Cost: $ 9,764,675)		11,414,460

MONEY MARKET FUNDS – 3.73%
Federated Institutional Prime Obligations Fund Institutional Class 0.02% **
(Cost: $ 434,729)	434,555	434,729

TOTAL INVESTMENTS – 101.55%
(Cost: $ 10,199,404)		11,849,189
Liabilities in excess of other assets (1.55%)		(179,764)
NET ASSETS – 100.00%		$11,669,425

*Non-Income producing

**Effective 7 day yield as of September 30, 2021

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Assets and LiabilitiesSeptember 30, 2021

	Clifford Capital Partners Fund	Clifford Capital Focused Small Cap Value Fund
ASSETS
Investments at fair value*	$50,192,825	$11,849,189
Receivable for capital stock sold	12,426	183
Dividends and interest receivable	62,675	8,290
Due from advisor	—	6,700
Prepaid expenses	17,039	10,783
TOTAL ASSETS	50,284,965	11,875,145
LIABILITIES
Payable for capital stock redeemed	357	—
Payable for securities purchased	—	198,804
Accrued investment advisory fees	6,769	—
Accrued 12b-1 fees	1,351	3
Accrued administration, transfer agent and accounting fees	8,815	6,080
Other accrued expenses	1,110	833
TOTAL LIABILITIES	18,402	205,720
NET ASSETS	$50,266,563	$11,669,425
Net Assets Consist of:
Paid-in-capital applicable to 2,563,259 and 850,473 no par value shares of beneficial interest outstanding, unlimited shares authorized	41,103,579	9,201,298
Distributable earnings (accumulated deficit)	9,162,984	2,468,127
Net Assets	$50,266,563	$11,669,425
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Net Assets
Investor Class	$549,114	$9,813
Institutional Class	49,699,499	11,656,814
Super Institutional Class	17,950	2,798
Total	$50,266,563	$11,669,425
Shares Outstanding
Investor Class	28,200	720
Institutional Class	2,534,154	849,548
Super Institutional Class	905	205
Total	2,563,259	850,473

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Assets and Liabilities - continuedSeptember 30, 2021

	Clifford Capital Partners Fund		Clifford Capital Focused Small Cap Value Fund
Net Asset Value
Investor Class	$19.47		$13.64	**
Institutional Class	$19.61		$13.72
Super Institutional Class	$19.84	**	$13.67	**
Redemption Price Per Share***
Investor Class	$19.08		$13.37

*Identified cost of:	$41,925,317		$10,199,404

**Net asset value does not recalculate due to rounding.

***Includes Redemption Fee of 2% for investments held for less than 60 days.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of OperationsYear Ended September 30, 2021

	Clifford Capital Partners Fund	Clifford Capital Focused Small Cap Value Fund
INVESTMENT INCOME
Dividends	$958,300	$179,882
Interest	672	178
Total investment income	958,972	180,060
EXPENSES
Investment management fees (Note 2)	298,216	85,867
12b-1 and servicing fees - Investor Class (Note 2)	1,341	15
Recordkeeping and administrative services (Note 2)	49,777	34,940
Accounting fees (Note 2)	31,662	30,862
Custody fees	6,433	4,973
Transfer agent fees (Note 2)	38,786	25,088
Audit and tax fees	18,000	18,000
Legal fees	19,510	19,510
Filing and registration fees	23,000	10,000
Trustee fees	8,338	8,338
Compliance fees	7,600	7,600
Shareholder reports	15,722	9,851
Shareholder servicing (Note 2)
Investor Class	73	15
Institutional Class	28,208	14,122
Insurance fees	3,134	2,377
Exchange fee	2,100	2,100
Other	14,966	14,005
Total expenses	566,866	287,663
Fee waivers and reimbursed expenses (Note 2)	(207,680)	(187,472)
Net expenses	359,186	100,191
Net investment income (loss)	599,786	79,869
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,968,217	1,557,463
Net change in unrealized appreciation (depreciation) of investments	7,259,281	1,239,191
Net realized and unrealized gain (loss) on investments	10,227,498	2,796,654
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$10,827,284	$2,876,523

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Changes in Net Assets

	Clifford Capital Partners Fund		Clifford Capital Focused Small Cap Value Fund
	Years ended September 30,		Years ended September 30,
	2021	2020	2021	2020

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$599,786	$538,720	$79,869	$62,262
Net realized gain (loss) on investments	2,968,217	(2,414,413)	1,557,463	(769,549)
Net change in unrealized appreciation (depreciation) of investments	7,259,281	3,979	1,239,191	410,594
Increase (decrease) in net assets from operations	10,827,284	(1,871,714)	2,876,523	(296,693)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Investor Class	(9,864)	(11,044)	(38)	—
Institutional Class	(634,273)	(400,777)	(110,884)	(737)
Super Institutional Class	(334)	(56)	(44)	—
Decrease in net assets from distributions	(644,471)	(411,877)	(110,966)	(737)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Investor Class	24,113	26,370	7,300	2,000
Institutional Class	19,147,300	10,357,494	4,372,708	6,379,571
Super Institutional Class	—	15,824	—	2,000
Distributions reinvested
Investor Class	9,864	11,044	38	—

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Statements of Changes in Net Assets - continued

	Clifford Capital Partners Fund		Clifford Capital Focused Small Cap Value Fund
	Years ended September 30,		Years ended September 30,
	2021	2020	2021	2020
Institutional Class	596,705	390,685	110,884	737
Super Institutional Class	334	56	44	—
Shares redeemed
Investor Class	(40,331)	(388,174)	—	—
Institutional Class	(4,612,397)	(7,507,262)	(123,205)	(1,550,779)
Super Institutional Class	—	(2,976)	—	—
Increase in net assets from capital stock transactions	15,125,588	2,903,061	4,367,769	4,833,529

NET ASSETS
Increase (decrease) during period	25,308,401	619,470	7,133,326	4,536,099
Beginning of period	24,958,162	24,338,692	4,536,099	—
End of period	$50,266,563	$24,958,162	$11,669,425	$4,536,099

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Financial Highlights

	Investor Class
	Years ended September 30,
	2021	2020(2)	2019	2018	2017
Net asset value, beginning of year	$13.97	$14.61	$15.77	$14.63	$13.08

Investment activities
Net investment income (loss)(1)	0.25	0.27	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments	5.60	(0.67)	(0.64)	1.76	1.52
Total from investment activities	5.85	(0.40)	(0.44)	1.89	1.61
Distributions
Net investment income	(0.35)	(0.24)	(0.11)	(0.10)	(0.06)
Net realized gain	—	—	(0.61)	(0.65)	—
Total distributions	(0.35)	(0.24)	(0.72)	(0.75)	(0.06)

Net asset value, end of year	$19.47	$13.97	$14.61	$15.77	$14.63

Total Return	42.29%	(2.86%)	(2.07%)	13.29%	12.30%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.61%	1.57%	1.10%	1.10%	1.10%
Expenses, net of fee waivers and reimbursements	1.15%	1.13%	1.10%	1.10%	1.10%
Net investment income (loss)	1.32%	1.93%	1.39%	0.86%	0.66%
Portfolio turnover rate	26.01%	59.61%	22.99%	19.80%	34.07%
Net assets, end of year (000’s)	$549	$397	$785	$649	$352

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Financial Highlights

	Institutional Class
	Years ended September 30,
	2021	2020(2)	2019	2018	2017
Net asset value, beginning of year	$14.03	$14.65	$15.83	$14.69	$13.11

Investment activities
Net investment income (loss)(1)	0.29	0.31	0.23	0.16	0.12
Net realized and unrealized gain (loss) on investments	5.63	(0.68)	(0.65)	1.75	1.53
Total from investment activities	5.92	(0.37)	(0.42)	1.91	1.65
Distributions
Net investment income	(0.34)	(0.25)	(0.15)	(0.12)	(0.07)
Net realized gain	—	—	(0.61)	(0.65)	—
Total distributions	(0.34)	(0.25)	(0.76)	(0.77)	(0.07)

Net asset value, end of year	$19.61	$14.03	$14.65	$15.83	$14.69

Total Return	42.63%	(2.68%)	(1.87%)	13.43%	12.62%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.42%	1.45%	0.90%	0.90%	0.90%
Expenses, net of fee waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss)	1.51%	2.28%	1.60%	1.06%	0.86%
Portfolio turnover rate	26.01%	59.61%	22.99%	19.80%	34.07%
Net assets, end of year (000’s)	$49,699	$24,549	$23,553	$16,814	$12,889

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)Prior to February 1, 2020 the Advisor paid all operating expenses except for management fees and 12b-1 expenses.

See Notes to Financial Statements

ANNUAL REPORT

Clifford Capital Partners Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Super Institutional Class
	Year ended September 30, 2021	Period October 17, 2019** to September 30, 2020
Net asset value, beginning of period	$14.21	$14.67

Investment activities
Net investment income (loss) (1)	0.31	0.30
Net realized and unrealized gain (loss) on investments	5.70	(0.70)
Total from investment activities	6.01	(0.40)
Distributions
Net investment income	(0.38)	(0.06)
Total distributions	(0.38)	(0.06)

Net asset value, end of period	$19.84	$14.21

Total Return*	42.74%	(2.74%)
Ratios/Supplemental Data
Ratio to average net assets***
Expenses, gross	1.35%	1.43%
Expenses, net of fee waivers and reimbursements	0.82%	0.85%
Net investment income (loss)	1.65%	2.29%
Portfolio turnover rate*	26.01%	59.61%
Net assets, end of period (000’s)	$18	$13

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

**Commencement of operations

***Ratio to average net assets are annualized for periods less than one year.

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	Investor Class
	Year ended September 30, 2021	Period January 31, 2020** to September 30, 2020
Net asset value, beginning of period	$9.02	$9.96

Investment activities
Net investment income (loss)(1)	0.05	0.12
Net realized and unrealized gain (loss) on investments	4.76	(1.06)
Total from investment activities	4.81	(0.94)
Distributions
Net investment income	(0.19)	—
Total distributions	(0.19)	—

Net asset value, end of period	$13.64	$9.02

Total Return*	53.71%	(9.44%)
Ratios/Supplemental Data
Ratio to average net assets***
Expenses, gross	3.30%	5.43%
Expenses, net of fee waivers and reimbursements	1.30%	1.30%
Net investment income (loss)	0.38%	2.15%
Portfolio turnover rate*	40.68%	102.07%
Net assets, end of period (000’s)	$10	$2

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

**Commencement of operations

***Ratio to average net assets are annualized for periods less than one year.

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	Institutional Class
	Year ended September 30, 2021	Period October 1, 2019** to September 30, 2020
Net asset value, beginning of period	$9.04	$10.00

Investment activities
Net investment income (loss)(1)	0.11	0.19
Net realized and unrealized gain (loss) on investments	4.74	(1.14)
Total from investment activities	4.85	(0.95)
Distributions
Net investment income	(0.17)	(0.01)
Net realized gains	—	— (2)
Total distributions	(0.17)	(0.01)

Net asset value, end of period	$13.72	$9.04

Total Return*	54.02%	(9.53%)
Ratios/Supplemental Data
Ratio to average net assets***
Expenses, gross	3.01%	6.47%
Expenses, net of fee waivers and reimbursements	1.05%	1.05%
Net investment income (loss)	0.84%	2.32%
Portfolio turnover rate*	40.68%	102.07%
Net assets, end of period (000’s)	$11,657	$4,532

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

**Commencement of operations

***Ratio to average net assets are annualized for periods less than one year.

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

(2)Less than $0.01.

See Notes to Financial Statements

ANNUAL REPORT

CLIFFORD CAPITAL FOCUSED SMALL CAP VALUE FUND

Financial HighlightsSelected Per Share Data Throughout Each Period

	Super Institutional Class
	Year ended September 30, 2021	Period January 31, 2020** to September 30, 2020
Net asset value, beginning of period	$9.04	$9.96

Investment activities
Net investment income (loss)(1)	0.13	0.14
Net realized and unrealized gain (loss) on investments	4.72	(1.06)
Total from investment activities	4.85	(0.92)
Distributions
Net investment income	(0.22)	—
Total distributions	(0.22)	—

Net asset value, end of period	$13.67	$9.04

Total Return*	54.10%	(9.24%)
Ratios/Supplemental Data
Ratio to average net assets***
Expenses, gross	2.93%	5.19%
Expenses, net of fee waivers and reimbursements	0.97%	0.97%
Net investment income (loss)	0.95%	2.48%
Portfolio turnover rate*	40.68%	102.07%
Net assets, end of period (000’s)	$3	$2

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

**Commencement of operations

***Ratio to average net assets are annualized for periods less than one year.

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial StatementsSeptember 30, 2021

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Clifford Capital Partners Fund and the Clifford Capital Focused Small Cap Value Fund (each a “Fund” and collectively, the “Funds”) are diversified series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. The Clifford Capital Partners Fund (the “Partners Fund”) was established in January 2014 as a series of another registered investment company (the “predecessor trust”). On February 8, 2016, the Partners Fund was reorganized from a series of the predecessor trust into the Trust. On February 18, 2016, the Board of Trustees (the “Board”) of the Trust approved that the fiscal year end of the Partners Fund be changed to September 30. The Clifford Capital Focused Small Cap Value Fund (the “Focused SCV Fund”) commenced operations on October 1, 2019.

The investment objective of each of the Funds is to provide long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Funds’ securities are valued at fair value. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

York Stock Exchange (“NYSE”). The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Funds’ investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Funds, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Funds’ investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2021:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Partners Fund
Common Stocks	$48,963,957	$—	$—	$48,963,957
Money Market Funds	1,228,868	—	—	1,228,868
	$50,192,825	$—	$—	$50,192,825

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Focused SCV Fund
Common Stocks	$11,414,460	$—	$—	$11,414,460
Money Market Funds	434,729	—	—	434,729
	$11,849,189	$—	$—	$11,849,189

Refer to the Funds’ Schedule of Investments for a listing of the securities by security type and sector.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Funds identify their major tax jurisdiction as U. S. Federal.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ tax returns. The Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense when incurred. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2018.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended September 30, 2021, there were no such reclassifications.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class based on relative net assets on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Funds for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Funds currently offer three classes of shares: Investor Class, Institutional Class and Super Institutional Class. Each class of shares has equal rights as to assets of the Funds, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

on affects only the interests of the shareholders of a particular class. Investor Class shares include a redemption fee of 2% on the proceeds of Investor Class shares redeemed after being held for 60 days or less. Institutional and Super Institutional Class shares are not subject to a redemption fee.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to Investment Advisory Agreements between the Trust and Clifford Capital Partners, LLC (the “Advisor”), the Advisor provides investment services advisory services to the Funds for an investment management fee equal to 0.75% and 0.90% of the average daily net assets of the Partners Funds and the Focused SCV Fund, respectively.

The Advisor earned and waived advisory fees and reimbursed Fund expenses for the year ended September 30, 2021 as follows:

Fund	Fee	Investment Advisory Fee Earned	Investment Advisory Fee Waived	Expenses Reimbursed
Partners Fund	0.75%	$298,216	$207,680	$—
Focused SCV Fund	0.90%	85,867	85,867	101,605

The Advisor has entered into an Expense Limitation Agreement whereby the Advisor has contractually agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on short sales and expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, each as applicable) to not more than 0.90% for the Partners Fund’s Investor and Institutional Class, 0.82% for the Partners Fund’s Super Institutional Class, 1.05% for the Focused SCV Fund’s Investor and Institutional Class and 0.97% for the Focused SCV Fund’s Super Institutional Class. This expense limitation agreement may be terminated prior to January 31, 2023 by

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

the Advisor or the Board of Trustees of the Trust only by mutual written consent and at any time after January 31, 2022. Each waiver and/or reimbursement of an expense by the Advisor is subject to repayment by the applicable Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

The total amount of recoverable fee waivers and expense reimbursements for the Funds as of September 30, 2021, and expiration dates are as follows:

	Recoverable Fee Waivers and Expense Reimbursements and Expiration Dates
Fund	2023	2024	Total
Partners Fund	$129,235	$207,680	$336,915
Focused SCV Fund	145,095	187,472	332,567

The Funds have adopted a Shareholder Services Plan Pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Funds may compensate financial intermediaries that provide services for shareholders of the Funds. The Plan provides that effective January 31, 2020 both Funds will pay an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares for activities relating to these services. Such activities may include the provision of sub-accounting, recordkeeping and/ or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities of the Funds.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

For the year ended September 30, 2021, the following fees were incurred:

Fund	Class	Type of Expense	Fees Incurred
Partners Fund	Investor Class	12b-1	$1,341
Partners Fund	Investor Class	Shareholder servicing	73
Partners Fund	Institutional Class	Shareholder servicing	28,208
Focused SCV Fund	Investor Class	12b-1	15
Focused SCV Fund	Investor Class	Shareholder servicing	15
Focused SCV Fund	Institutional Class	Shareholder servicing	14,122

Commonwealth Fund Services, Inc. (“CFS”) acts as the Funds’ administrator, transfer and dividend disbursing agent and pricing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended September 30, 2021, the following fees were paid by each Fund to CFS:

Fund	Administration	Transfer Agent	Fund Accounting
Partners Fund	$45,010	$21,740	$25,001
Focused SCV Fund	30,173	21,625	24,201

The amounts reflected on the Statements of Operations for Administration, Transfer Agent and Accounting fees include some out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom is Assistant Secretary of the Trust and Partner of Practus LLP. Officers and/or directors of CFS, Mr. Lively and Ms. Bloom receive no special compensation from the Trust or the Funds for serving as officers of the Trust.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2021 were as follows:

Fund	Purchases	Sales
Partners Fund	$24,525,744	$9,828,496
Focused SCV Fund	7,787,515	3,643,728

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2021 and the year ended September 30, 2020 were as follows:

	Partners Fund
	Year ended September 30, 2021	Year ended September 30, 2020
Distributions paid from:
Ordinary income	$644,471	$411,877
Realized gains	—	—
	$644,471	$411,877

	Focused SCV Fund
	Year ended September 30, 2021	Year ended September 30, 2020
Distributions paid from:
Ordinary income	$110,966	$737
Realized gains	—	—
	$110,966	$737

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Partners Fund	Focused SCV Fund
Accumulated net investment income (loss)	$1,231,813	$948,061
Accumulated net realized gain (loss)	576,657	317,017
Net unrealized appreciation (depreciation) on investments	7,354,514	1,203,049
	$9,162,984	$2,468,127

The Partners Fund and the Focused SCV Fund utilized $969,989 and $195,301, respectively, in capital loss carryforwards during the year ended September 30, 2021 and there are no carryforwards reamining at September 30, 2021.

As of September 30, 2021, the cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
Partners Fund	$42,838,312	$9,240,096	$(1,885,582)	$7,354,514
Focused SCV Fund	10,646,140	1,751,029	(547,980)	1,203,049

The difference between book basis and cost basis net unrealized appreciation (depreciation) is attributable primarily to the deferral of wash losses.

NOTE 5 –TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Capital stock transactions were:

	Partners Fund
	Year ended September 30, 2021
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	1,224	998,385	—
Shares reinvested	594	35,731	20
Shares redeemed	(2,002)	(249,318)	—
Net increase (decrease)	(184)	784,798	20

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

	Partners Fund
	Year ended September 30, 2020
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	1,990	774,327	1,079
Shares reinvested	719	25,369	3
Shares redeemed	(28,099)	(658,572)	(197)
Net increase (decrease)	(25,390)	141,124	885

	Focused SCV Fund
	Year ended September 30, 2021
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	516	347,241	—
Shares reinvested	3	9,617	4
Shares redeemed	—	(8,665)	—
Net increase (decrease)	519	348,193	4

	Focused SCV Fund
	Period October 1, 2019 to September 30, 2020
	Investor Class	Institutional Class	Super Institutional Class
Shares sold	201	706,791	201
Shares reinvested	—	69	—
Shares redeemed	—	(205,505)	—
Net increase (decrease)	201	501,355	201

NOTE 6 – RECENT MARKET EVENTS

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Notes to Financial Statements - continuedSeptember 30, 2021

NOTE 7 – SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of that Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2021, 22.80%, 19.57% and 15.13% of the value of the net assets of the Partners Fund were invested in securities within the Financials, Information Technology, and Consumer Discretionary sectors, respectively, and 25.91%, 17.66% and 16.88% of the value of the net assets of the Focused SCV Fund were invested in securities within the Financials, Information Technology, and Industrials sectors, respectively.

NOTE 8 – SUBSEQUENT EVENTS

Effective December 1, 2021, the Fund's Distributor is Foreside Fund Services, LLC.

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued and has noted no additional items require disclosure.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clifford Capital Partners Fund and
Clifford Capital Focused Small Cap Value Fund
and Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund (the “Funds”), each a series of World Funds Trust, as of September 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Clifford Capital Partners Fund	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021, 2020, 2019, 2018 and 2017
Clifford Capital Focused Small Cap Value Fund	For the year ended September 30, 2021	For the year ended September 30, 2021 and for the period from October 1, 2019 (commencement of operations) through September 30, 2020	For the year ended September 30, 2021 and for the period from October 1, 2019 (commencement of operations) through September 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm - continued

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2021

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (66) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the ETF Opportunities Trust for the nine series of that Trust (registered investment company)
Mary Lou H. Ivey (63) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008.	20	Independent Trustee for the ETF Opportunities Trust for the nine series of that Trust (registered investment company)
Theo H. Pitt, Jr. (85) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the 17 series of that trust; and ETF Opportunities Trust for the nine series of that Trust (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (58) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency),
Karen M. Shupe (57) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (66) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (52) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (53) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Holly B. Giangiulio (59) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Julian G. Winters (52) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT” (these portfolio holdings were previously filed on Form N-Q). These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM (unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings. The Funds’ Board of Trustees approved the appointment of the Adviser as the Funds’ Liquidity Risk Management Administrator. The Adviser has appointed representatives from its compliance, trading, and portfolio management departments to assist in the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Administrator performed an assessment of the Funds’ liquidity risk profile, considering information gathered and its actual experience in administering the program over the 12 months ended November 30, 2020 in order to prepare a written report to the Board of Trustees for consideration at its meeting held on February 18, 2021. The report concluded that (i) the Funds did not experience significant liquidity challenges during the covered period; (ii) the Funds’ investment strategies remain appropriate for an open-end fund; and (iii) the Funds’ liquidity risk management program is reasonably designed to assess and manage each Fund’s liquidity risk.

Investment Advisory Agreement Renewal

At a meeting held on August 24, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered and discussed the continuation of the Investment Advisory Agreements (the “Clifford Advisory Agreements”) between the Trust and Clifford Capital Partners (“Clifford”) for the Clifford Capital Partners Fund (the “CCP Fund”) and the Clifford Capital Focused Small Cap Fund (the “Clifford Small Cap Fund” and, together with the CCP Fund, the “Clifford Funds” or the “Funds”). The Board reflected on its discussions earlier in the Meeting with representatives from Clifford regarding the Clifford Advisory Agreements and the manner in which the Funds were managed.

At the Meeting, the Board reviewed, among other things, a memorandum from the Trust’s legal counsel (“Counsel”) that addressed the Trustees’ duties when considering the renewal of the Clifford Advisory Agreements and Clifford’s responses to a request for information from Counsel on behalf of the Board. It was noted that the responses included Clifford’s financial statements, a fee comparison analysis for the Clifford Funds and comparable mutual funds, and the

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Clifford Advisory Agreements. The Trustees discussed the types of information and factors that the Trustees should consider to make an informed decision regarding the renewal of the Clifford Advisory Agreements; the material factors included: (i) the nature, extent, and quality of the services provided by Clifford; (ii) the investment performance of the Clifford Funds; (iii) the costs of the services provided and profits realized by Clifford from its relationship with the Clifford Funds; (iv) the extent to which economies of scale would be realized if the Clifford Funds grow and whether advisory fee levels reflect the economies of scale for the benefit of the Funds’ investors; and (v) Clifford’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented at this and prior Board meetings. The Board requested or was provided with information and reports relevant to the annual renewal of the Clifford Advisory Agreements, including (i) reports regarding the services and support provided by Clifford to the Clifford Funds and their shareholders; (ii) quarterly assessments of the investment performance of the Clifford Funds; (iii) Clifford’s commentary on the reasons for the Clifford Funds’ performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel, and operations utilized in managing the Clifford Funds; (v) compliance reports concerning the Clifford Funds and Clifford; (vi) disclosure information contained in the registration statement of the Trust and Clifford’s Form ADV; and (vii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Clifford Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Clifford, including financial information, a description of personnel and the services provided by Clifford to the Clifford Funds, information on investment advice, performance, summaries of expenses of the Clifford Funds, its compliance program, current legal matters (if any), and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Clifford Funds; (iii) the anticipated effect of size on the Clifford Funds’ performance and expenses; and (iv) benefits realized by Clifford from its relationship with the Clifford Funds.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board did not identify any information that was most relevant to its consideration to approve the Clifford Advisory Agreements, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Clifford Advisory Agreements, the Trustees considered numerous factors, including:

(1)The nature, extent, and quality of the services provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the Clifford Advisory Agreements. The Board reviewed the services provided by Clifford including, without limitation: its procedures for formulating investment recommendations and assuring compliance with the Clifford Funds’ investment objectives and limitations; the coordination of services for the Clifford Funds among the Funds’ service providers; Clifford’s regular communications with Clifford Fund shareholders, including portfolio and market commentary; and the efforts of Clifford to promote the Clifford Funds and grow assets. The Board considered Clifford’s staffing, personnel, and methods of operating; the education and experience of Clifford’s personnel; its financial resources and support; and Clifford’s compliance program, policies and procedures. After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services provided by Clifford were satisfactory and adequate for the Clifford Funds.

(2)Investment Performance of the Clifford Funds and Clifford.

The Trustees considered the CCP Fund’s performance for various periods ended June 30, 2021 versus a peer group of funds (“CCP Fund Peer Group”) with assets below $250 million and the flexibility to invest across the capitalization spectrum derived by Broadridge from Morningstar’s mid-cap value and large value categories (“CCP Custom Category”). The Trustees noted that the CCP Fund outperformed relative to the median of the CCP Fund Peer Group and the CCP Custom Category for the one-, three- and five-year periods ended June 30, 2021. The Trustees also considered the CCP Fund’s performance relative to its benchmark index, the Russell 3000® Value Index, and noted that it had outperformed its benchmark for the year-to-date, one-year, three-year, five-year and since inception periods ended June 30, 2021.

The Trustees considered the Clifford Small Cap Fund’s performance for various periods ended June 30, 2021 versus a peer group of funds (“Clifford Small Cap Fund Peer Group”) with assets below $100 million derived by Broadridge from Morningstar’s small value category (“Clifford Small Cap Custom Category”). The Trustees noted that, for the one-year period ended June 30, 2021, the Clifford

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Small Cap Fund outperformed relative to the median of the Clifford Small Cap Fund Peer Group and the Clifford Small Cap Custom Category. The Trustees also considered the Clifford Small Cap Fund’s performance relative to its benchmark index, the Russell 2000® Value Index, noting that it had outperformed its benchmark for the year-to-date, one-year and since inception periods ended June 30, 2021. The Board considered that the Clifford Small Cap Fund had relatively little performance returns to review and did not have returns for the 3- and 5-year periods.

In considering the foregoing, the Trustees reviewed analytical reports prepared by Broadridge and a variety of other metrics relating to performance within the analytical report. The Trustees also considered specific performance information prepared by Clifford, including information relating to the performance of the Clifford Funds relative to separately managed accounts (the “Composites”) managed by Clifford with investment strategies that are substantially similar to those utilized by the Clifford Funds. The Trustees generally considered information that was as of June 30, 2021, although they took into consideration other performance information that had been provided to them since prior approvals of the Clifford Advisory Agreements. The Board also considered other summary performance information related to the Custom Categories and Peer Groups vis-à-vis the Clifford Funds, including percentile rankings. The Trustees also noted that the performance of the Clifford Funds was comparable to the Composites and the Board considered the reasons for differences in results of the Clifford Funds versus the Composites, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of each of the Clifford Funds was satisfactory.

(3)The costs of the services provided and the profits realized by Clifford from the relationship with the Clifford Funds.

In this regard, the Board considered Clifford’s staffing, personnel, and methods of operating; the financial condition and resources of Clifford, and the level of commitment to the Clifford Funds by Clifford’s principals; the asset levels of the Clifford Funds; and the expenses of the Clifford Funds. The Board considered the fees and expenses of the CCP Fund (including the advisory fee) compared to the median of the CCP Fund Peer Group and the CCP Custom Category. The Board noted that the net expense ratio of the CCP Fund was below the CCP Fund Peer Group median but five basis points higher than the category median while the advisory fee payable to Clifford by the CCP Fund was five basis points higher than the CCP Fund Peer Group median and equal to the CCP Custom Category median.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

The Board considered the fees and expenses of the Clifford Small Cap Fund (including the advisory fee) compared to the median of the Clifford Small Cap Fund Peer Group and the Clifford Small Cap Custom Category. The Board noted that the net expense ratio of the Clifford Small Cap Fund was equal to the Clifford Small Cap Fund Peer Group median and eight basis points higher than the Clifford Small Cap Custom Category median while the advisory fee payable to Clifford by the Clifford Small Cap Fund was slightly higher than the Clifford Small Cap Fund Peer Group median and the Clifford Small Cap Custom Category median.

The Board determined that the advisory fees under the Clifford Advisory Agreements were within an acceptable range considering the services to be rendered by Clifford and the sizes of the Clifford Funds, which are smaller than but comparable to the medians of their relevant Peer Group and substantially smaller than the medians of their Custom Categories. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2022, to reduce fees and/or reimburse certain CCP Fund expenses in order to keep the CCP Fund’s net expense ratio (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 0.90% of the average daily net assets of the CCP Fund’s Institutional Class and Investor Class shares, respectively, and 0.82% for Super Institutional Class shares. The Board also considered that, in addition, Clifford has contractually agreed, until at least January 31, 2022, to reduce fees and/or reimburse certain Clifford Small Cap Fund expenses in order to keep the Fund’s net expense ratio (excluding interest, distribution and service fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) from exceeding 1.05% of the average daily net assets of the Clifford Small Cap Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% for Super Institutional Class shares.

The Board further considered the fees of the Clifford Funds under the Clifford Advisory Agreements relative to separate accounts managed by Clifford and the reasons for the differences in fees. The Trustees determined that the differences were reasonable under the circumstances. The Board also considered the estimated profitability of the Clifford Funds to Clifford and noted

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

that the CCP Fund was slightly profitable to Clifford at current asset levels while the Clifford Small Cap Fund had not yet reached an asset level to be profitable. Following this comparison and upon further consideration and discussion of the foregoing, the services provided by Clifford, and its profits from managing the Clifford Funds, the Board concluded that the fees paid to Clifford under the Clifford Advisory Agreements and the estimated profits realized by Clifford, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

(4) The extent to which economies of scale would be realized as the Clifford Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

In this regard, the Board considered the Clifford Funds’ fee arrangements with Clifford. The Board noted that the advisory fee for each Clifford Fund would stay the same as asset levels increased under the Clifford Advisory Agreements. The Trustees noted that Clifford has contractually agreed, until at least January 31, 2022, to reduce fees and/or reimburse certain CCP Fund expenses in order to keep the Fund’s net expense ratio from exceeding 0.90% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively and 0.82% for Super Institutional Class shares, as described above. The Board also noted that Clifford has contractually agreed, until at least January 31, 2022, to reduce fees and/or reimburse certain Clifford Small Cap Fund expenses in order to keep the Fund’s net expense ratio from exceeding 1.05% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively, and 0.97% for Super Institutional Class shares, as described above. The Board considered that these expense limitation arrangements should provide greater opportunity for shareholders to share in the future growth of the Clifford Funds by benefitting from lower Fund expenses as assets grow and that these structures may be more beneficial to shareholders than breakpoints, which generally only have the effect of lowering expense ratios at higher asset levels. Following further discussion of the Clifford Funds’ projected asset levels, expectations for growth, and levels of fees, the Board determined that the Clifford Funds’ fee arrangements with Clifford under the Clifford Advisory Agreements were fair and reasonable in relation to the nature and quality of the services provided by Clifford.

(5)Possible conflicts of interest and benefits derived by Clifford.

In considering Clifford’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Clifford Funds; the basis of decisions to buy or sell securities for the

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

Clifford Funds; the method for bunching of portfolio securities transactions; the substance and administration of Clifford’s code of ethics and other relevant policies described in Clifford’s Form ADV. The Board also considered benefits to Clifford that could be derived from managing the Clifford Funds and noted the ability of Clifford to place small accounts in the Clifford Funds, and the appeal that a mutual fund versus separate account management may have to certain distribution channels. It was noted that Clifford does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Trustees determined that Clifford’s standards and practices relating to the identification and mitigation of possible conflicts of interest, as well as the benefits derived by Clifford from managing the Clifford Funds, were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the Clifford Advisory Agreements was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved each of the Clifford Advisory Agreements for an additional one-year term.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2021, and held for the six months ended September 30, 2021.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Fund Expenses (unaudited) - continued

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratio	Expenses Paid During Period* Ended 9/30/21
Partners Fund
Investor Class Actual	$1,000.00	$1,438.90	1.15%	$7.03
Investor Class Hypothetical**	$1,000.00	$1,019.25	1.15%	$5.82
Institutional Class Actual	$1,000.00	$1,440.90	0.90%	$5.51
Institutional Class Hypothetical**	$1,000.00	$1,020.50	0.90%	$4.56
Super Institutional Class Actual	$1,000.00	$1,441.10	0.82%	$5.02
Super Institutional Class Hypothetical**	$1,000.00	$1,020.90	0.82%	$4.15
Focused SCV Fund
Investor Class Actual	$1,000.00	$957.87	1.30%	$6.38
Investor Class Hypothetical**	$1,000.00	$1,018.50	1.30%	$6.58
Institutional Class Actual	$1,000.00	$959.44	1.05%	$5.16
Institutional Class Hypothetical**	$1,000.00	$1,019.75	1.05%	$5.32
Super Institutional Class Actual	$1,000.00	$959.30	0.97%	$4.76
Super Institutional Class Hypothetical**	$1,000.00	$1,020.15	0.97%	$4.91

*Expenses are equal to the Funds annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Privacy Notice

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Funds collect the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Funds do not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Funds’ Privacy Notice is not part of this Annual Report.

ANNUAL REPORT

CLIFFORD CAPITAL FUNDS

Important Disclosure Statement

The Funds’ prospectus contains important information about the Funds’ investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Funds’ prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Funds’ Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2021 and are subject to change at any time.

Investment Advisor:

Clifford Capital Partners, LLC
363 S. Main Street, Suite 101
Alpine, Utah 84004

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Administrator and Fund Accounting:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.

CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,000 for 2021 and $30,000 for 2020.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2021 and $6,000 for 2020. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2021 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant.  The Audit Committee also pre-approves any non-audit services provided by the registrant's principal accountant to the Clifford Capital Funds.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.

EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: December 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe
Principal Executive Officer
Date: December 7, 2021

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald
Principal Financial Officer
Date: December 7, 2021

* Print the name and title of each signing officer under his or her signature.